UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2011

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 8, 2011, Republic Bank & Trust Company (the “Bank” or “Institution”), a wholly-owned Kentucky state-chartered banking subsidiary of Republic Bancorp, Inc. (“Republic” or the “Company”), entered into an agreement with the Federal Deposit Insurance Corporation (the “FDIC”) to resolve its differences regarding the Bank’s Tax Refund Solutions (“TRS”) business.  These differences were expressed in an Amended Notice of Charges (the “Notice”) described in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2011 and in litigation commenced by the Bank against the FDIC in February 2011 in the U.S. District Court for the Western District of Kentucky (the “Litigation”) and described in the Company’s Form 8-K filed with the SEC on March 1, 2011.  The Bank's resolution with the FDIC is in the form of a Stipulation Agreement and a Consent Order (collectively, the “Agreement”), both dated December 8, 2011, copies of which are attached here to as exhibits.

As part of the Agreement, the Bank and the FDIC have settled all matters set out in the Notice and the Litigation and agreed that:

a)	the FDIC will terminate the existing Cease and Desist Order against the Bank entered on February 27, 2009;

b)	the $2.0 million Civil Money Penalty (“CMP”), previously assessed by the FDIC against the Bank, will be reduced to $900,000;

c)	the Bank may resume expansionary activities and transactions in the ordinary course, so long as the Bank maintains appropriate regulatory ratings;

d)	the Bank developed an Electronic Return Originator (“ERO”) Oversight Plan (the “ERO Plan”), which the FDIC has agreed to and is more fully described below;

e)	the Bank will cease the Refund Anticipation Loan (“RAL”) portion of its tax business by April 30, 2012, after the upcoming first quarter 2012 tax season;

f)	the FDIC and the Bank will discontinue their administrative proceeding commenced in February 2011; and

g)	the Bank will terminate the Litigation.

The administrative proceeding referenced above is described in the Company’s Form 8-K filed with the SEC on May 5, 2011.

As disclosed in bullet point (b) above, the Agreement reduces a previously announced CMP against the Bank from $2.0 million to $900,000.  As a result of the reduced CMP, the Bank, which had previously reserved $2.0 million for the CMP during the second quarter of 2011, will record a $1.1 million credit to pre-tax income during the fourth quarter of 2011.

As disclosed in bullet point (d) above, the Bank developed an ERO Plan, which was agreed to by the FDIC.  The ERO Plan articulates a framework for the Bank to continue to offer non-RAL tax related products and services with specified oversight of the tax preparers with which the Bank does business.  The ERO Plan includes requirements for, among other things,

1)	positive affirmations by EROs of individual tax preparer training related to regulatory requirements applicable to bank products;

2)
annual audits covering 10% of active ERO locations and a significant sample of applications for Bank products.  The audits will consist of onsite visits, document reviews, mystery shops of tax preparation offices, and tax product customer surveys;

3)	on-site audit confirmation of ERO agreements to adhere to laws, processes, procedures, disclosure requirements and physical and electronic security requirements;

4)	an advertising approval process that requires the Bank to approve all tax preparer advertisements prior to their issuance;

5)	monitoring of ERO offices for income tax return quality;

6)	monitoring of ERO offices for adherence to acceptable tax preparation fee parameters;

7)	monitoring for federal and state tax preparation requirements, including local and state tax preparer registration, and posting and disclosure requirements relative to Bank products;

8)	the Bank to provide advance notification, as practicable, to the FDIC of any significant changes in the TRS line of business, including

a.	a change of more than 25% from the prior tax season in the number of EROs with which the Bank is doing business, or

b.	the addition of tax-related products offered by the Bank that it did not previously offer; and

9)
the Bank to provide advance notification, as practicable, to the FDIC when the Bank enters into a relationship with a new corporation that has multiple owned or franchised locations, when the relationship alone will represent an increase of more than 10% from the prior tax season in the number of EROs with which the Bank is doing business.

Because the Order does not affect the Bank’s ability to offer RALs for the first quarter 2012 tax season, it is not expected to have a material impact on net income for the first quarter of 2012 or for the 2012 calendar year.  The Bank’s discontinuance of RALs beyond 2012 is expected to have a material impact on net income in 2013 and beyond, as the RAL product accounted for approximately 35% of the TRS segment’s September 30, 2011 year-to-date net income of $68.9 million.  It is expected that TRS will continue to be a material contributor to the Company’s overall net income in 2013 and beyond.  Actual TRS net income for 2012 and beyond will be impacted by a number of factors, including those factors disclosed from time to time in the Company's filings with the SEC and set forth as “Risk Factors” at Part I, Item 1A in the Company’s Form 10-Q for the quarter ended September 30, 2011.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

10.1 Stipulation and Consent to Issuance of a Consent Order and Order to Pay Civil Money Penalties dated December 8, 2011

10.2 Consent Order; Order to Pay Civil Money Penalties; and Order Terminating Order to Cease and Desist dated December 8, 2011

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in the preceding paragraphs are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements, which speak only as of the date on which they are made. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include consumer demand for the Bank’s tax refund products, consumer demand for income tax return preparation services and tax services generally, unanticipated losses on RALs and within the Traditional Banking segment, regulatory proceedings to curtail or exit the TRS business segment altogether, overall tax refund product mix and overhead cost to the Bank, the ability of the Bank to respond to pricing pressures from EROs and consumers for its TRS products following the loss of the RAL product offering, and other factors disclosed from time to time in the Company's filings with the U.S. Securities and Exchange Commission, including those factors set forth as “Risk Factors” at Part I, Item 1A in the Company’s Form 10-Q for the quarter ended September 30, 2011. The Company undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: December 9, 2011	By:	/s/ Kevin Sipes

Kevin Sipes
Executive Vice President,
Chief Financial Officer &
Chief Accounting Officer

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